JULIUS BAER INVESTMENT FUNDS

Julius Baer U.S. Microcap Fund
Julius Baer U.S. Smallcap Fund
Julius Baer U.S. Midcap Fund
Julius Baer U.S. Multicap Fund

Supplement dated August 31, 2006 to the
Prospectus dated July 24, 2006

The third and fourth sentences of both the first paragraph of “U.S. Microcap Fund - - Principal Investment Strategies” on page 4 and the second paragraph of “U.S. Microcap Fund - - The Fund’s investment strategies” on page 24 are replaced with the following:

The micro capitalization equity universe is broadly defined as the lowest capitalized companies in the U.S. equity securities universe. Generally, Julius Baer Investment Management LLC (the “Adviser” or “JBIM”) will choose securities of companies within a market capitalization (share price times the number of shares outstanding) range of companies within the Russell 2000 and/or Russell Microcap Indices.

The third and fourth sentences of both the first paragraph of “U.S. Smallcap Fund - - Principal Investment Strategies” on page 9 and the second paragraph of “U.S. Smallcap Fund - - The Fund’s Investment Strategies” on page 26 are replaced with the following:

Generally, the Adviser will choose securities of companies within the market capitalization (share price times the number of shares outstanding) range of companies within the Russell 2000 Index.

The third and fourth sentences of both the first paragraph of “U.S. Midcap Fund - - Principal Investment Strategies” on page 14 and the second paragraph of “U.S. Midcap Fund - - The Fund’s Investment Strategies” on page 28 are replaced with the following:

Generally, the Adviser will choose securities of companies within the market capitalization (share price times the number of shares outstanding) range of companies within the Russell Midcap Index.

The last sentence of “Risk of Investing in the Funds - - Other Potential Risks” on page 34 is replaced with the following:

Portfolio Holdings.

Please see the SAI for a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. A list of the Funds’ top 10 holdings, as of month-end, is generally available beginning approximately five days after such month-end on the Funds’ website at www.us-funds.juliusbaer.com.  This information will remain on the Funds’ website until the following month-end’s information is available. In addition, a list of the Funds’ complete portfolio holdings as of month-end is available on the Funds’ website at www.us-funds.juliusbaer.com beginning approximately 30 days after such month-end.  This portfolio holdings information will remain available on the website until the respective Fund files a Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date of the information.